UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2016

URBAN BARNS FOODS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

000-53942

(Commission File Number)

20-0215404
(IRS Employer Identification No.)

13,000 Chemin Bélanger
Mirabel, Québec, Canada J7J 2N8

(Address of principal executive offices)

Registrant’s telephone number, including area code: 450-434-4344

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 26, 2016, the holders of a majority of the issued and outstanding stock of Urban Barns Foods Inc. (the “Company”) approved an increase in the Company’s authorized capital from 25,000,000 shares of Class A common stock, par value $0.001, and 25,000,000 shares of Class B common stock, par value $0.001, to 350,000,000 shares of Class A common stock, par value $0.001, and 25,000,000 shares of Class B common stock, par value $0.001 (the “Authorized Capital Increase”). On March 30, 2016, the Company formally effected the Authorized Capital Increase by filing a Certificate of Amendment with the Nevada Secretary of State, a copy of which is included as Exhibit 3.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment filed with the Nevada Secretary of State on March 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 1, 2016	Urban Barns Foods Inc.
(Registrant)

	By:	/s/ Robyn Jackson
Robyn Jackson
President, Chief Executive Officer, Secretary, Treasurer, Director